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Exhibit 10.21


                              WAIVER TO AMENDED AND
                            RESTATED CREDIT AGREEMENT
                            -------------------------

     WAIVER (this "WAIVER"), dated as of April 12, 1996, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, a Second Amendment, dated as of February 10, 1995, a Third Amendment, dated as of May 10, 1995, a Fourth Amendment, dated as of November 22, 1995 and a Fifth Amendment, dated as of February 12, 1996 (as so amended, the "CREDIT AGREEMENT"), among The Ground Round, Inc. a Delaware corporation (the "SECOND BORROWER", and together with the First Borrower, the "BORROWERS"), the banks named therein (the "BANKS"), The Bank of New York, as Agent (the "AGENT") and Chemical Bank, as Co-Agent.

                             PRELIMINARY STATEMENTS:

     A. The Borrowers have requested that the Agent and the Lenders waive the Consolidated New Worth covenant for the second quarter of fiscal year 1996.

     B. The Lenders and the Agent are willing to grant the waiver with respect to the foregoing subject to the terms and conditions contained herein.

     C. Unless otherwise defined herein, all terms defined in the Credit Agreement shall be used herein as therein defined.

     In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  Waiver.
            ------

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Agent and the Lenders hereby waive the Borrowers' compliance with the Consolidated Net Worth covenant in Section 5.01(n) of the Credit Agreement for the second fiscal quarter of 1996, PROVIDED that Consolidated New Worth for such fiscal quarter shall not be less than $53,000,000.

SECTION 2.  Conditions of Effectiveness.
            ---------------------------

     This Waiver shall become effective as of the date hereof, PROVIDED, that the Agent shall have received counterparts of (i) this Waiver executed by the Borrowers, Lenders constituting the Required Lenders and the Agent, (ii) the Consent appended hereto (the "CONSENT") executed by each of the Guarantors, and
(iii) such other documents as the Agent shall reasonably request.

SECTION 3.  Representations and Warranties.
            ------------------------------

     The Borrowers hereby (a) reaffirm and admit the validity and


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enforceability of the Loan Documents and all of their obligations thereunder,
(b) agree and admit that they have no defenses to or offsets against any of their obligations to the Agent or any Lender under the Loan Documents, and (c) represent and Warrant that there exists no Default or Event of Default and that the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof.

SECTION 4.  Reference to and Effect on the Loan Documents.
            ---------------------------------------------

     (a) Upon the effectiveness of this Waiver, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby;

     (b) Except as specifically waived above, the Credit Agreement and the Notes, and all other Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all Collateral described therein shall continue to secure the payment of the obligations of the Borrowers thereunder, under the Credit Agreement, as amended hereby, and under the Notes and other Loan Documents; and

     (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as provided herein, constituted a waiver of any provision of any of the Loan Documents.

SECTION 5.  Costs and Expenses.
            ------------------

     The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the arranging, preparation, reproduction, execution and delivery of this Waiver and the other instruments and documents to be delivered hereunder, including the reasonable fees and expenses of Zalkin, Rodin & Goodman, LLP, special counsel for the Agent, with respect thereto, and of local counsel, if any, who may be retained by said special counsel with respect thereto.

SECTION 6.  Counterparts.
            ------------

     This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be an original and all of which together shall constitute but one and the same document.

SECTION 7.  Governing Laws.
            --------------

     This Waiver is intended to be performed in the State of New york and shall be construed and is enforceable in accordance with, and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.



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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE GROUND ROUND, INC.

                                        By:
                                             -----------------------------------
                                             Name:  Michael R. Jorgensen
                                             Title: Senior V.P., CFO & Treasurer

                                        GR OF MINN., INC.

                                         By:
                                             -----------------------------------
                                             Name:  Michael R. Jorgensen
                                             Title: Senior V.P., CFO & Treasurer

                                        THE BANK OF NEW YORK,
                                          Individually and as Agent

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        CHEMICAL BANK, Individually and as
                                          Co-Agent

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        BANK OF AMERICA ILLINOIS

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        NBD BANK

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:
                                             -----------------------------------
                                             Name:  Alan Sidrane
                                             Title:  First Vice President

                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCN

                                        By:
                                             -----------------------------------
                                             Name:  Alan Sidrane
                                             Title:  First Vice President